THE MAINSTAY FUNDS

MainStay Principal Preservation Fund

Supplement dated April 13, 2009 (“Supplement”)
to the MainStay Principal Preservation Fund Prospectus
dated March 2, 2009 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Principal Preservation Fund (the “Fund”), a series of The MainStay Funds, a Massachusetts business trust.  You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

At a meeting of the Board of Trustees of the Fund (“Board”) held on April 8, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and McMorgan & Company LLC (“McMorgan”) with respect to the Fund effective April 14, 2009.  New York Life Investments will assume responsibility for the day-to-day portfolio management of the Fund effective April 15, 2009.  In connection with these changes, the following will be effective on April 15, 2009:

The “Portfolio Managers” section beginning on page 29 and the “Portfolio Manager Biographies” section beginning on page 30 of the Prospectus are revised as follows:

(i)	All references to, and the biography of, David Bader as portfolio manager of the Fund are removed.

(ii)	David Clement and Thomas J. Girard are added as portfolio managers of the Fund along with their biographies, as provided below:

David E. Clement, CFA       Mr. Clement became a portfolio manager of the MainStay Principal Preservation Fund in April 2009.  Mr. Clement is a member of the fixed income portfolio management team at New York Life.  As of March 2000, the fixed income portfolio management team at New York Life became a part of New York Life Investments.  Mr. Clement joined the Asset Management Group of New York Life in 1990.  Mr. Clement has been a Chartered Financial Analyst since 1993.

Thomas J. Girard      Mr. Girard became a portfolio manager of the MainStay Principal Preservation Fund in April 2009.  Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee.  He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates.  Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans from 1996 to 2006. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust from 1994 to 1996 where he managed money market, asset-backed and corporate bond portfolios.  He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University.  Mr. Girard is a Certified Public Accountant.

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THE MAINSTAY FUNDS

MainStay Institutional Bond Fund

Supplement dated April 13, 2009 (“Supplement”)
to the MainStay Institutional Bond Fund Prospectus
dated March 2, 2009 (“Prospectus”)

This Supplement updates certain information contained in the Prospectus for the MainStay Institutional Bond Fund (the “Fund”), a series of The MainStay Funds, a Massachusetts business trust.  You may obtain copies of the Fund’s Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

At a meeting of the Board of Trustees of the Fund (“Board”) on April 8, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and McMorgan & Company LLC (“McMorgan”) effective as of the close of business on April 14, 2009.  Additionally, the Board approved the following:

1.	the appointment of MacKay Shields LLC (“MacKay Shields”) as interim subadviser to the Institutional Bond Fund (“Institutional Bond Fund”), effective April 15, 2009;

2.
changing the Institutional Bond Fund’s principal investment objective, principal investment strategy, investment process and non-fundamental investment restrictions to more closely align them to those of the MainStay Intermediate Term Bond Fund (“Intermediate Term Bond Fund”), effective June 1, 2009;

3.
changing the Institutional Bond Fund’s primary benchmark from the Barclays Capital® Intermediate U.S. Government/Credit Bond Index to the Barclays Capital® U.S. Aggregate Bond Index, effective June 1, 2009; and

4.	reorganizing the Institutional Bond Fund with and into the Intermediate Term Bond Fund, subject to approval by shareholders of the Institutional Bond Fund (“Reorganization”).

In connection with the actions described above, the disclosure in the Fund’s Prospectus is amended as described below:

1.	Change in Subadvisor and Portfolio Managers. In connection with this change, the following will be effective as of April 15, 2009:

References to Adam Blankman under the section entitled “Portfolio Managers” beginning on page 31 of the Prospectus are hereby removed and replaced with references to Gary Goodenough and James Ramsay.  The biography of Adam Blankman appearing on page 32 of the Prospectus under the section entitled “Portfolio Manager Biographies” is deleted and replaced with the following text:

Gary Goodenough    Mr. Goodenough became a portfolio manager of the MainStay Institutional Bond Fund in April 2009.  Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004.  Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles Co. from December 1993 to May 2000.  Prior to this, he was a Managing Director at Bear Stearns Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers

James Ramsay, CFA    Mr. Ramsay became a manager of the MainStay Institutional Bond Fund in April 2009.  Mr. Ramsay joined MacKay Shields in September 2008 as a Senior Managing Director and the Chief Fixed Income Strategist.  He previously was Senior Managing Director and Chief Investment Officer of the US Fixed Income division of Robeco Investment Management from 2007 to 2008, a Senior Vice President at PIMCO from 2003 to 2006, a Senior Managing Director and Executive Vice President in the domestic Fixed Income division of AIG/SunAmerica from 2000 to 2002, and Senior Vice President managing the Investment Division of UNUM Provident Corporation from 1991 to 2000. Mr. Ramsay is a graduate of the University of Arkansas with a BSBA in Finance and Banking and is a CFA charterholder.

2.	Changes to the Fund’s principal investment objective, principal investment strategy and investment process. In connection with these changes, effective June 1, 2009:

a.           The disclosure on pages 5 through 7 of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

The MainStay Institutional Bond Fund’s investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy
The Fund normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:
•	debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;
•	obligations of international or supranational entities;
•	debt securities issued by U.S. or foreign corporate entities;
•	zero coupon bonds;
•	municipal bonds;

•	mortgage-related and other asset-backed securities; and
•	loan participation interests.

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

Municipal bonds are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Loan participation interests are debt securities that represent fractional interests in a larger loan.

The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by MacKay Shields, the Fund's Subadvisor.

At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa3 or better by Moody's or BBB- or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

As part of the Fund's principal investment strategies, the Subadvisor may use investment practices such as mortgage dollar rolls and portfolio securities lending.

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time.  The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Investment Process
In pursuing the Fund's investment strategy, the Fund's Subadvisor conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio.  Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, such as mortgage-related and asset-backed securities.  The Fund may also invest in derivatives, such as futures, options and swap agreements.  Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund.  In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks
The values of debt securities fluctuate depending upon various factors, including:
•	interest rates;
•	issuer creditworthiness;
•	liquidity; market conditions; and
•	maturities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity.  In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

The Fund may invest up to 20% of its total assets in high-yield debt securities (“junk bonds”), which are generally considered speculative because they present a greater risk of loss and price volatility than higher quality debt securities. Moreover, such securities may, under certain circumstances be less liquid than higher rated debt securities. Because of the increased risk, high-yield securities pay investors a premium—a higher interest rate or yield—than higher quality debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may also invest in to be announced (“TBA”) securities. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.  The principal risks of TBA transactions are increased credit risk and increased overall investment exposure.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:
•	fluctuating currency values;
•	less liquid trading markets;
•	greater price volatility;
•	political and economic instability;
•	less publicly available information about issuers;
•	changes in U.S. or foreign tax or currency laws; and
•	changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing.  These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.  Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund's investments include mortgage-related and asset-backed securities.  Prepayment risk is a risk associated with mortgage-backed and asset-backed securities.  If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments.  On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.  The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings.  Regardless of the purpose, the Fund may lose money using derivatives.  The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also present certain risks.  The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%.  Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

2.	The following paragraphs are added under the section entitled “More About Investment Strategies and Risks,” beginning on page 12 of the Fund’s Prospectus:

Foreign Securities
Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, a Fund may engage in foreign currency transactions (such as foreign currency forward contracts and options on foreign securities) to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund’s portfolio of investments. The use of such techniques in an attempt to reduce risk is known as “hedging.” If the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

High-Yield Debt Securities
High-yield debt securities (sometimes called “junk bonds”) are rated lower than Baa3 by Moody’s or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or “junk bonds” involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

4.	Change in the Fund’s primary benchmark. Effective June 1, 2009, the table and footnotes on page 9 of the Fund’s Prospectus are deleted and replaced with the following:

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
Return Before Taxes on Distributions Class I	-1.55%	2.60%	4.17%
Return After Taxes on Distributions[1] Class I	-2.98%	1.14%	2.30%
Return After Taxes on Distributions and Sale of Fund Shares	-1.00%	1.37%	2.44%
Barclays Capital® U.S. Aggregate Bond Index[2], [3] (reflects no deductions for fees, expenses or taxes)	5.24%	4.65%	5.63%

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1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes.  In some cases, the return after taxes may exceed the return before taxes due to an unassumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Barclays Capital® U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital® U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index and ABS Index.  To qualify for inclusion in the Barclays Capital® U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million.  Results assume reinvestment of all income and capital gains.  You cannot invest directly in an index.

3 Effective June 1, 2009, the Fund selected the Barclays Capital® U.S. Aggregate Bond Index as its primary benchmark.  Prior to June 1, 2009, the Fund’s primary benchmark was the Barclays Capital® Intermediate U.S. Government/Credit Bond Index.  The Fund changed its primary benchmark as a result of a change in subadviser and in anticipation of the Fund’s reorganization with another, similarly managed fund, which is contingent on shareholder approval.

THE MAINSTAY FUNDS

MainStay Principal Preservation Fund
MainStay Institutional Bond Fund

Supplement dated April 13, 2009 (“Supplement”)
to the Statement of Additional Information dated March 2, 2009 (“SAI”)

This Supplement updates certain information contained in the SAI for MainStay Principal Preservation Fund and the MainStay Institutional Bond Fund (each a “Fund,” and collectively, the “Funds”), a series of The MainStay Funds, a Massachusetts business trust.  You may obtain copies of the Fund’s Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

At a meeting of the Board of Trustees of the Fund (“Board”) on April 8, 2009, the Board approved the termination of the Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and McMorgan & Company LLC (“McMorgan”) effective as of the close of business on April 14, 2009.  Additionally, the Board approved the following:

1.	the appointment of MacKay Shields LLC (“MacKay Shields”) as interim subadviser to the MainStay Institutional Bond Fund (“Institutional Bond Fund”), effective April 15, 2009;

2.
changing the Institutional Bond Fund’s principal investment objective, principal investment strategy, investment process and non-fundamental investment restrictions to more closely align them to those of the MainStay Intermediate Term Bond Fund (“Intermediate Term Bond Fund”), effective June 1, 2009;

3.
changing the Institutional Bond Fund’s primary benchmark from the Barclays Capital® Intermediate U.S. Government/Credit Bond Index to the Barclays Capital® U.S. Aggregate Bond Index, effective June 1, 2009; and

4.	reorganizing the Institutional Bond Fund with and into the Intermediate Term Bond Fund, subject to approval by shareholders of the Institutional Bond Fund (“Reorganization”).

In connection with the actions described above, the disclosure in the SAI is amended as described below:

1.           MainStay Institutional Bond Fund (Effective June 1, 2009)

(a)           The description of the Institutional Bond Fund on page 6 is hereby deleted and replaced with the following:

In addition to the investments discussed in the Prospectus, the MainStay Institutional Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies.  To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

(b)           The following text is inserted on page 23 of the SAI after non-fundamental investment restriction number 17 under the MainStay Trust:

18.
The MainStay Institutional Bond Fund may invest up to 20% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB- by S&P or Baa3 by Moody’s) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

2.	MainStay Institutional Bond Fund and MainStay Principal Preservation Fund (Effective April 15, 2009)

(a)	All references to “McMorgan and Company LLC” and “McMorgan” are deleted from the SAI.

(b)	“MainStay Institutional Bond Fund” is inserted into the list of MainStay Trust Funds subadvised by MacKay Shields LLC on pages 2 and 106 of the SAI.

(c)	All references to Adam Blankman and David Bader as portfolio managers of the Institutional Bond Fund and the Principal Preservation Fund, respectively, are deleted.

(d)
The “MainStay Principal Preservation Fund” is inserted into the list of funds managed by David Clement and Thomas Girard, and the “MainStay Institutional Bond Fund” is inserted into the list of funds managed by Gary Goodenough and James Ramsay, under the “Portfolio Managers” section of the SAI, which begins on page 109.

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE*			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE*
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS

David Clement	MainStay Cash Reserves Fund, MainStay Principal Preservation Fund	None	6 Accounts $2,678,000,000	7 Accounts $3,598,000,000	0	0	0

Thomas Girard	MainStay Balanced Fund, MainStay Income Manager Fund, MainStay Indexed Bond Fund, MainStay Principal Preservation Fund	3 RICs $930,000,000	1 Account $3,098,000,000	3 Accounts $578,000,000	0	0	0

Gary Goodenough	MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay Institutional Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay Short Term Bond Fund, MainStay Total Return Fund	5 RICs $1,137,000,000	3 Accounts $162,000,000	40 Accounts $2,567,000,000	0	0	4 Accounts $683,000,000

James Ramsay	MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay Institutional Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay Short Term Bond Fund, MainStay Total Return Fund	3 RICs $1,778,007,788	3 RICs $84,258,837	43 Accounts $2,360,051,598	0	0	3 Accounts $235,283,495
* The information presented is as of December 31, 2008

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